Exhibit 99.1

VOTE BY INTERNET WWW.FIRSTCOASTRESULTS.COM/OMEGA Visit the Internet voting Website at http://www.firstcoastresults.com/omega. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on March 26, 2015. VOTE BY TELEPHONE 1-800-218-2910 This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-218-2910, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on March 26, 2015. VOTE BY MAIL Simply sign and date your proxy card and return it in the postage-paid envelope to First Coast Results Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you are voting by telephone or the Internet, please do not mail your proxy card. Vote by Internet Vote by Telephone Vote by Mail Access the Website and submit your proxy: Call Toll-Free using a touch-tone telephone: Sign and return your proxy in the postage-paid envelope provided. www.firstcoastresults.com/omega THE PROXY STATEMENT, AS WELL AS OTHER PROXY MATERIALS DISTRIBUTED BY OMEGA ARE AVAILABLE FREE OF CHARGE ONLINE AT WWW.VIEWPROXYMATERIALS.COM/OMEGA Control Number DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED ONLY IF YOU ARE VOTING BY MAIL The Board of Directors recommends that you vote “FOR” Proposals 1, 2, 3, 4 and 5 below: FOR AGAINST ABSTAIN Proposal 1 - To approve the issuance of shares of Omega common stock to the stockholders of Aviv REIT, Inc. (“Aviv”) in connection with the merger contemplated by the Agreement and Plan of Merger, dated as of October 30, 2014 by and among Omega Healthcare Investors, Inc. (“Omega”), OHI Healthcare Properties Holdco, Inc., OHI Healthcare Properties Limited Partnership, Aviv, and Aviv Healthcare Properties Limited Partnership. Proposal 2 - To amend Omega’s Articles of Amendment and Restatement to increase the number of authorized shares of Omega capital stock from 220,000,000 to 370,000,000 and the number of authorized shares of Omega common stock from 200,000,000 to 350,000,000. Proposal 3 - To amend Omega’s Articles of Amendment and Restatement to declassify Omega’s board of directors and provide that directors shall be elected for one-year terms. Proposal 4 - To amend Omega’s Articles of Amendment and Restatement to remove the supermajority voting requirement (80%) for future amendments relating to the terms of directors. Proposal 5 - To adjourn the Omega special meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes for the proposals to issue Omega common stock in connection with the merger and the charter amendment to increase the number of authorized shares of Omega common stock. Signature (Capacity) Date Signature (Joint Owner) (Capacity) Date Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

OMEGA HEALTHCARE INVESTORS, INC. SPECIAL MEETING OF STOCKHOLDERS YOUR VOTE IS IMPORTANT. SIGN, DATE, MARK, AND RETURN YOUR PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. YOUR VOTE, WHETHER BY INTERNET OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 11:59 P.M., EDT, ON MARCH 26, 2015, TO BE INCLUDED IN THE VOTING RESULTS. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING: THE JOINT PROXY STATEMENT/PROSPECTUS IS AVAILABLE AT WWW.VIEWPROXYMATERIALS.COM/OMEGA IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, DETACH ALONG THE PERFORATION, SIGN, DATE, MARK, AND RETURN THE BOTTOM PORTION USING THE ENCLOSED ENVELOPE. PROXY CARD Omega Healthcare Investors, Inc. PROXY SOLICITED BY THE BOARD OF DIRECTORS NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 27, 2015 The undersigned hereby appoints ROBERT O. STEPHENSON and THOMAS H. PETERSON, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all shares of stock of Omega Healthcare Investors, Inc. that the undersigned may be entitled to vote at the Special Meeting of Stockholders of Omega Healthcare Investors, Inc., a Maryland corporation, to be held on Friday, March 27, 2015, at 10:00 a.m. Eastern Time at Embassy Suites, 213 International Circle, Hunt Valley, Maryland 21030 for the purposes listed on the reverse side and at any and all adjournments and postponements of that meeting, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment or postponement thereof. The undersigned hereby revokes any proxy heretofore given to vote said shares, and hereby ratifies all that said proxies may do at the Special Meeting or any adjournment or postponements thereof. If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR” Proposals 1, 2, 3, 4 and 5. PLEASE SIGN, DATE, MARK, AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES. (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)